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                                                                    EXHIBIT 10.1

               ARCADIA RESOURCES, INC. 2006 EQUITY INCENTIVE PLAN

                    FORM OF RESTRICTED STOCK AWARD AGREEMENT

     THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is made as of the effective date specified in the attached Notice of Restricted Stock Award (the "Effective Date") by and between ARCADIA RESOURCES, INC., a Nevada corporation (the "Company"), and the undersigned employee of the Company or one or more of the Company's subsidiaries or other person eligible to participate in the Company's 2006 Equity Incentive Plan ("Grantee"). The Company and Grantee are sometimes referred to individually as a "Party" and collectively as the "Parties."

                                    RECITALS

     A. The Company desires that Grantee exert his or her utmost efforts to improve the business and increase the assets of the Company.

     B. As a matter of separate inducement and not in lieu of salary, other compensation or benefits payable for the services of Grantee, the Company, contingent on and subject to the terms and conditions of this Agreement, desires to grant Grantee shares of the Company's fully-paid and non-assessable common stock, $0.001 par value per share (the "Restricted Stock"). Shares of the Restricted Stock are individually referred to as a "Share" and collectively as the "Shares."

     C. The Shares awarded under this Agreement are awarded in accordance with the Company's 2006 Equity Incentive Plan (the "Plan") and the terms and provisions of the Plan shall govern the award of Shares hereunder, unless otherwise provided in this Agreement as permitted by the Plan.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants set forth below, and other good and valuable consideration, the adequacy and receipt of which are acknowledged, the Parties agree as follows:

     1. GRANT OF RESTRICTED STOCK. Subject to and contingent on satisfaction of all of the terms and conditions of this Agreement and the Plan, the Company hereby grants to Grantee up to that total number of Shares of the Company's Restricted Stock as are specified on the Notice of Award attached and incorporated herein by this reference, contingent on and subject to vesting and forfeiture as specified herein and the terms in the Notice of Award. Nothing in this Agreement shall confer upon Grantee any right to commence or continue employment with the Company or of any of its subsidiaries, nor interfere in any way with the right of the Company or any subsidiary to terminate Grantee's employment in accordance with Grantee's terms of employment which are on an AT WILL basis unless specified otherwise in a written employment agreement.

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     2. VESTING. Shares of the Restricted Stock shall vest as described in the
Notice of Award. Grantee shall have rights as a shareholder in vested Shares of the Restricted Stock. Subject to the terms of the Plan, upon any termination of employment, whether by the Company or Grantee, whether for cause or without cause, all unvested Shares of the Restricted Stock shall be automatically forfeited and shall be null and void, except to the extent, if any, provided otherwise in the Notice of Award.

     3. TAX OBLIGATIONS AND WITHHOLDINGS. Pursuant to the provisions of the Plan, Grantee shall be responsible for all tax obligations arising from the grant and vesting of the Restricted Stock and Grantee also agrees to the withholding of taxes as the Company deems necessary as required by law or regulation. Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the "Tax Withholding Obligation"), Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company. The Company does not make any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares subject to the Award. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate Grantee's tax liability.

     4. NONTRANSFERABILITY. This Agreement and unvested Shares shall not be transferred, pledged, assigned, hypothecated or disposed of in any manner or by operation of law, except as permitted in the case of death, by will or the laws of descent and distribution or during Grantee's lifetime to Grantee's "family member" (as defined in Form S-8) through gift or domestic relations order as permitted by Form S-8 (as currently in effect or as it may be amended) and the Plan, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, including the levy of any execution, attachment, or similar process, shall be null and void and not binding on the Company. The terms of this Agreement shall be binding upon the executors, administrators, heirs, and permitted successors and transferees of the Grantee. No such transfer which is permitted hereunder shall be effective unless written notice of the same shall have been given before such transfer to the Company and the Company shall have given its written acknowledgment of the permissibility of the transfer.

     5. CHANGES IN CAPITAL STRUCTURE. In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, liquidation, separation, combination or exchange of stock, change in the Company's business structure or sale or transfer of all or any part of the Company's business or assets or other event defined in the Plan (referred to as a "Capital Adjustment"), the number of Shares of Restricted Stock subject to this Agreement shall be adjusted by the Company consistent with such Capital Adjustment as provided in the Plan.

     6. SECURITIES LAW COMPLIANCE. Grantee agrees that all transfers or other dispositions of any interest in the Restricted Stock permitted hereunder shall be made in compliance with applicable federal and state law and the Company's policies on insider trading in effect from time to time.


                                  Page 2 of 8

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     7. PLAN. Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions in this Agreement and the Plan. Grantee has reviewed this Agreement, the Notice and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement or the Notice and fully understands all provisions of this Agreement, the Notice and the Plan. Grantee hereby agrees that all questions of interpretation and administration relating to this Agreement, the Notice and the Plan shall be resolved by the Committee in accordance with
Section 6 of the Plan.

     8. SHARE CERTIFICATES. The Company shall not be required to issue or deliver any certificate evidencing the Shares, except if required by applicable state law. Grantee agrees to the imprinting, so long as the Company determines is required hereunder, of a legend on any stock certificate evidencing Shares in substantially the following form or such other form as the Company shall require:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE NAMED HOLDER. THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. ANY ATTEMPTED ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION CONTRARY TO THE PROVISIONS THEREOF, INCLUDING THE LEVY OF ANY EXECUTION, ATTACHMENT, OR SIMILAR PROCESS, SHALL BE NULL AND VOID AND NOT BINDING ON THE COMPANY.

     9. ESCROW OF SHARES. For purposes of facilitating the enforcement of the provisions of this Agreement, Grantee, if required by the Company, agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by Grantee with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Shares of Restricted Stock have not vested as set forth in the Notice, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of the Shares of Restricted Stock, the escrow holder will, without further order or instruction, transmit to Grantee the certificate evidencing such Shares.


                                   Page 3 of 8

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     10. GOVERNING LAW AND ARBITRATION. This Agreement and all disputes related to this Agreement or the Restricted Stock shall be governed by and construed in accordance with the laws of the State of Michigan notwithstanding the fact that either party hereto is or may hereafter become domiciled or located in a different state. Any dispute, controversy or claim arising out of or relating to this to this Agreement or the Restricted Stock shall be resolved at arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held at a location within Collier County, Florida. The parties hereto agree that any arbitration award rendered on any claim submitted to arbitration shall be final and binding upon the parties and not subject to appeal and that judgment may be entered upon any arbitration award by any court of competent jurisdiction. The parties hereto agree that the expenses of any arbitration shall be borne equally by the parties to the proceeding, provided that each party shall bear its own attorneys fees and costs of its own experts, evidence and the like. Notice of the demand for arbitration shall be given in writing to the other party to this Agreement no later than within six (6) months from the date the party asserting the claim should reasonably have been aware of the same but in no event later than the period specified by the applicable statute of limitations. The failure to give such notice shall operate to then bar any action, liability and damages arising from or related to such alleged dispute or claim, with the same force and effect as if the applicable statute of limitations had expired. Grantee acknowledges and agrees that by making this agreement to submit all claims to binding arbitration, Grantee hereby waives the right to litigate in a court of law, and to trial by jury if applicable.

     11. BINDING EFFECT AND WAIVER OF BREACH. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. The waiver of breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. Each and every right, remedy and power hereby granted to any Party or allowed it by law shall be cumulative and not exclusive of any other.

     12. SEVERABILITY. If any of the provisions of this Agreement or the application thereof to any Party under any circumstances is adjudicated to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement or the application thereof.

     13. INTERPRETATION OF AGREEMENT. Where appropriate in this Agreement, words used in the singular shall include the plural, and words used in the masculine shall include the feminine and neuter. All headings that are used in this Agreement are for the convenience of the reader only and shall not be used to limit or construe any of the provisions hereof.

     14. SURVIVAL OF PROVISIONS. The representations, warranties, covenants, obligations and undertakings of Grantee under this Agreement are continuing and shall survive performance hereunder.

     15. AMENDMENT OF AGREEMENT. The terms and provisions of this Agreement may be altered or amended in any of their provisions only by the mutual written agreement of the Parties hereto.


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     16. SUCCESSORS. The Agreement shall inure to the benefit of the Company and its successors and assigns, but may not be assigned or delegated by Grantee.

     17. ADVICE OF COUNSEL. Grantee is entering into this contract freely and voluntarily and has been advised to seek the advice of her legal counsel prior to entering into this Agreement.

     18. ENTIRE AGREEMENT. This Agreement, the Plan and the Notice (attached hereto) (collectively, the "Award Documents") constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all other previous or contemporaneous communications, representations, understandings, agreements, negotiations and discussions, either oral or written, between the Parties with respect to the subject matter hereof, including Grantee's employment agreement with the Company to the extent, if any, that it purports to contradict or vary the terms of the Award Documents. The Parties acknowledge and agree that there are no written or oral agreements, understandings, or representations, directly or indirectly related to the Award Documents that are not set forth therein.

     19. COUNTERPART/FACSIMILE SIGNATURES. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Agreement. For purposes of this Agreement, a facsimile or PDF signature shall be valid and enforceable as an original.

     20. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein by reference.

     21. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the Grantee at its address as shown in these instruments, the Company at its principal office, or to such other address as such party may designate in writing from time to time to the other party.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

                                        ARCADIA RESOURCES, INC.,
                                        a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


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ACCEPTED AND AGREED TO BY GRANTEE:

-------------------------------------
Print Name of Grantee


-------------------------------------
Signature of Grantee

-------------------------------------
Social Security Number

-------------------------------------
Date


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               ARCADIA RESOURCES, INC. 2006 EQUITY INCENTIVE PLAN

                        NOTICE OF RESTRICTED STOCK AWARD

NAME OF GRANTEE: _______________________________

ADDRESS OF GRANTEE: ____________________________
                    ____________________________
                    ____________________________

EFFECTIVE DATE OF AWARD: ______________________

AGGREGATE NUMBER OF SHARES OF RESTRICTED STOCK SUBJECT TO AWARD: Up to _______ Shares.

VESTING: Shares of the Restricted Stock shall vest as follows: _______________


OTHER: ____________________________


                                        ARCADIA RESOURCES, INC.,
                                        a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

ACCEPTED AND AGREED TO BY GRANTEE:

-------------------------------------
Print Name of Grantee


-------------------------------------
Signature of Grantee

-------------------------------------
Social Security Number

-------------------------------------
Date


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                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto ___________________________________________, __________________
(___________) shares of the Common Stock of Arcadia Resources, Inc., a Nevada corporation (the "Company"), standing in his name on the books of, the Company represented by Certificate No. __________ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED:
       -----------


                                        ----------------------------------------
                                        Signature of Grantee

[PLEASE SIGN THIS DOCUMENT BUT DO NOT DATE IT. THE DATE AND INFORMATION OF THE TRANSFEREE WILL BE COMPLETED IF AND WHEN THE SHARES ARE ASSIGNED.]


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